Fair Value of Financial Assets and Liabilities	6 Months Ended
Jun. 30, 2023
Fair Value of Financial Assets and Liabilities [Abstract]
Fair Value of Financial Assets and Liabilities
14.	Fair value of financial assets and liabilities

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy establishes three levels to classify the inputs to valuation techniques used to measure fair value.

Level 1: Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs are quoted prices in markets that are not active, quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices that are observable for the asset or liability (for example, interest rate and yield curves observable at commonly quoted intervals, forward pricing curves used to value currency and commodity contracts, volatility measurements used to value option contracts and observable credit default swap spreads to adjust for credit risk where appropriate), or inputs that are derived principally from or corroborated by observable market data or other means.

Level 3: Inputs are unobservable (supported by little or no market activity).

The fair value hierarchy gives the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs.

The Company’s fair values of financial assets and liabilities were as follows:

	June 30, 2023
($000s)	Carrying Amount	Level 1	Level 2	Level 3	Total Fair Value
Assets
Cash and cash equivalents	202,642	202,642	-	-	202,642
Amounts receivable	6,215	6,215	-	-	6,215
Investment in marketable securities	3,577	3,577	-	-	3,577
Convertible notes receivable	594	-	-	594	594
Long-term receivables	13,203	13,203	-	-	13,203
	226,231	225,637	-	594	226,231
Liabilities
Accounts payable and accrued liabilities	62,040	62,040	-	-	62,040
Secured notes	456,325	-	-	456,325	456,325
	518,365	62,040	-	456,325	518,365

	December 31, 2022
($000s)	Carrying Amount	Level 1	Level 2	Level 3	Total Fair Value
Assets
Cash and cash equivalents	46,150	46,150	-	-	46,150
Short-term deposits	81,690	81,690	-	-	81,690
Amounts receivable	6,260	6,260	-	-	6,260
Investment in marketable securities	3,696	3,696	-	-	3,696
Convertible notes receivable	631	-	-	631	631
Long-term receivables	13,203	13,203	-	-	13,203
	151,630	150,999	-	631	151,630
Liabilities
Accounts payable and accrued liabilities	42,956	42,956	-	-	42,956
Secured notes	263,541	-	-	263,541	263,541
	306,497	42,956	-	263,541	306,497

The carrying value of cash and cash equivalents, short-term deposits, amounts receivable and accounts payable and accrued liabilities approximate their fair values due to the short-term maturity of these financial assets and liabilities.

The Company’s financial risk exposures and the impact on the Company’s financial instruments are summarized below:

Credit Risk

The Company’s credit risk is primarily attributable to short-term deposits, convertible notes receivable, and receivables included in amounts receivable and prepaid expenses. The Company has no significant concentration of credit risk arising from operations. The short-term deposits consist of Canadian Schedule I bank guaranteed notes, with terms up to one year but are cashable in whole or in part with interest at any time to maturity, for which management believes the risk of loss to be remote. Management believes that the risk of loss with respect to financial instruments included in amounts receivable and prepaid expenses to be remote.

Liquidity Risk

The Company’s approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet liabilities when due. As at June 30, 2023, the Company had cash and cash equivalents of $202.6 million and short-term deposits of nil (December 31, 2022 - $46.2 million and $81.7 million, respectively) for settlement of current financial liabilities of $66.4 million (December 31, 2022 - $47.3 million). Except for the secured notes liability and the reclamation obligations, the Company’s financial liabilities are primarily subject to normal trade terms. The Company’s ability to fund its operations and capital expenditures and other obligations as they become due is dependent upon market conditions.

The following tables detail the Company’s expected remaining contractual cash flow requirements for its financial liabilities on repayment or maturity periods. The amounts presented are based on the contractual undiscounted cash flows and may not agree with the carrying amounts in the Consolidated Statements of Financial Position.

($000s)	Less than 1 year	1-3 years	3-5 years	Greater than 5 years	Total
2022 Secured Note including interest	19,364	38,728	38,728	160,905	257,725
2023 Secured Note including interest	-	28,466	25,818	144,316	198,600
Flow-through share expenditures	9,737	-	-	-	9,737
Lease obligation	952	728	103	161	1,944
	30,053	67,922	64,649	305,382	468,006

As the Company does not generate cash inflows from operations, the Company is dependent upon external sources of financing to fund its exploration projects and on-going activities. If required, the Company will seek additional sources of cash to cover its proposed exploration and development programs at its key projects, in the form of equity financing and from the sale of non-core assets. Refer to Note 12 for details on equity financing.

Market Risk

(a)	Interest Rate Risk

Interest rate risk is the risk that the future cash flows of a financial instrument or its fair value will fluctuate because of changes in market interest rates. The secured notes liability (Note 11) bear interest at a fixed rate of 6.5% per annum. The Company’s current policy is to invest excess cash in Canadian bank guaranteed notes (short-term deposits). The short-term deposits can be cashed in at any time and can be reinvested if interest rates rise.

(b)	Foreign Currency Risk

The Company’s functional currency is the Canadian dollar and major purchases are transacted in Canadian and US dollars. The secure note liability and the related interest payments are denominated in US dollars. The Company has the option to pay the interest either in cash or in shares. The Company also funds certain operations, exploration and administrative expenses in the United States on a cash call basis using US dollar cash on hand or converted from its Canadian dollar cash. Management believes the foreign exchange risk derived from currency conversions is not significant to its operations and has not entered into any foreign exchange hedges. As at June 30, 2023, the Company had cash and cash equivalents, investment in associate, convertible notes receivable, loan receivable, reclamation deposits, accounts payable, accrued liabilities and secured notes that are in US dollars.

(c)	Investment Risk

The Company has investments in other publicly listed exploration companies which are included in investments. These shares were received as option payments on certain exploration properties the Company owns or has sold. In addition, the Company holds $3.6 million in a gold exchange traded receipt that is recorded on the consolidated statements of financial position in investments. The risk on these investments is significant due to the nature of the investment but the amounts are not significant to the Company.